EATON VANCE MULTI-STRATEGY ALL MARKET FUND

Supplement to Summary Prospectus dated March 1, 2018

1.       Effective June 1, 2018, the following replaces “Portfolio Managers.” under “Management”:

Portfolio Managers

Dan R. Strelow, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

May 8, 2018	29139 5.8.18